UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 7, 2017

General Steel Holdings, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-33717	41-2079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Room 106, Tower H, Phoenix Place, Shuguangxili, Chaoyang District, Beijing, China 100028
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:		+ 86 (10) 58667723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 7, 2017, General Steel Holdings, Inc. (the “Company”) engaged Simon & Edward, LLP (“S&E”) as its principal accountant and dismissed Friedman LLP (“Friedman”) from that role. The change in accountants was approved by the Company’s Audit Committee.

The audit report of Friedman on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion, but the report raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014, which were audited by Friedman, and for the year ended December 31, 2016 and the subsequent interim period through April 7, 2017, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014, which were audited by Friedman, and for the year ended December 31, 2016 and the subsequent interim period through April 7, 2017, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished Friedman with a copy of this Form 8-K on August 8, 2017, providing Friedman with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to Friedman and, if not, stating the respect in which it does not agree. A copy of Friedman’s response is filed as Exhibit 16.1 to this Report.

(b) On April 7, 2017, the Company engaged S&E as the Company’s new independent registered public accounting firm effective immediately. The retention of S&E was approved by the Audit Committee. During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and for the year ended December 31, 2016 and the subsequent interim period through April 7, 2017, neither the Company, nor anyone on behalf of the Company consulted with S&E regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Friedman, LLP., dated August 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL STEEL HOLDINGS, INC.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: August 22, 2017